UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

LivePerson, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41926	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1

New York, New York 10018

(Address of principal executive offices, with zip code)

(212) 609-4200

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

As previously disclosed, on April 21, 2026, LivePerson, Inc., a Delaware corporation (“LivePerson”), entered into a Merger Agreement (the “Original Merger Agreement”), by and among LivePerson, SoundHound AI, Inc., a Delaware corporation (“SoundHound”, and together with LivePerson, the “Parties”) and Lightspeed Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of SoundHound (“Merger Sub I”), pursuant to which, on the terms and subject to the conditions set forth in the Original Merger Agreement, Merger Sub I would merge with and into LivePerson, with LivePerson surviving the merger as an indirect wholly owned subsidiary of SoundHound.

Following the entry into the Original Merger Agreement, LivePerson and SoundHound determined that applicable Israeli securities laws, which are only applicable to shares of LivePerson’s common stock, par value $0.001 (“LivePerson Common Stock”) that are held through the Tel Aviv Stock Exchange Clearing House Ltd (such shares of LivePerson Common Stock, the “TASE Shares”), would have required SoundHound to prepare and file an Israeli securities law-compliant prospectus in connection with the proposed offering and issuance of shares of Class A common stock of SoundHound, par value $0.0001 (“SoundHound Common Stock”) to holders of TASE Shares, unless an exception to such requirement was applicable or an exemption from such requirement could be obtained from the applicable legal authorities in Israel. Absent such exception or exemption, the LivePerson special meeting, and accordingly the proposed closing of the transactions contemplated by the Original Merger Agreement, could have been delayed by a number of months. The parties explored a number of potential options to avoid such a delay, and ultimately agreed to change the form of consideration to be received by holders of TASE Shares from SoundHound Common Stock to cash.

Consequently, on July 2, 2026, LivePerson, SoundHound, Merger Sub I, and Lightspeed Merger Sub II Inc., a Delaware corporation and an indirect wholly owned subsidiary of SoundHound (“Merger Sub II” and, together with Merger Sub I, “Merger Subs”) entered into an Amended and Restated Merger Agreement (the “Amended and Restated Merger Agreement”), which amends and restates in its entirety the Original Merger Agreement. Pursuant to the Amended and Restated Merger Agreement, on the terms and subject to the conditions set forth in the Amended and Restated Merger Agreement, Merger Sub I will merge with and into LivePerson (the “First Merger”), with LivePerson surviving the First Merger as an indirect wholly owned subsidiary of SoundHound and, immediately following the First Merger, Merger Sub II will merge with and into LivePerson (the “Second Merger”, and, together with the First Merger, the “Mergers”), with LivePerson surviving the Second Merger as an indirect wholly owned subsidiary of SoundHound. All defined terms used in this summary of the Amended and Restated Merger Agreement that are not otherwise defined herein have the meanings ascribed to such terms in the Amended and Restated Merger Agreement.

Subject to the terms and conditions of the Amended and Restated Merger Agreement, at the date and time the First Merger becomes effective (the “First Effective Time”), each share of LivePerson Common Stock issued and outstanding immediately prior to the First Effective Time (other than certain excluded shares, including TASE Shares) will be automatically converted into the right to receive a number of shares of SoundHound Common Stock equal to (a) the Closing Merger Consideration (as defined below), divided by (b) the total number of shares of LivePerson Common Stock that are issued and outstanding, or that are issuable upon the conversion, exercise or settlement in full of any rights to acquire LivePerson Common Stock, as of immediately prior to the First Effective Time (such number of shares, the “Fully Diluted Common Number”, and the result of the calculation set forth in the foregoing clauses (a) and (b), the “Per Share Merger Consideration”).

The aggregate amount of consideration payable by SoundHound to holders of LivePerson Common Stock (other than certain excluded shares, including TASE Shares) in connection with the First Merger pursuant to the terms of the Amended and Restated Merger Agreement will be a number of shares of SoundHound Common Stock equal to the quotient of (a) the Aggregate Consideration Amount (as defined below), divided by (b) the SoundHound Closing Stock Price (the “Closing Merger Consideration”).

Consistent with the Original Merger Agreement, the “Aggregate Consideration Amount” refers to an amount equal to (a) $42,784,532.64, minus (b) the LivePerson Shortfall Cash (as defined below), plus (c) the aggregate dollar amount of the exercise prices of all In-the-Money Options (as defined below) (other than options assumed by SoundHound and converted into an option to acquire shares of the SoundHound Common Stock, in accordance with the terms of the Amended and Restated Merger Agreement). Consistent with the Original Merger Agreement, “LivePerson Shortfall Cash” refers to an amount equal to (x) $74,000,000 (or, solely for purposes of the Amended and Restated Merger Agreement, $71,000,000 if the Closing occurs in July), minus (y) the aggregate principal amount of LivePerson’s 0% convertible notes due 2026 (the “2026 Convertible Notes”) repurchased by LivePerson between April 1, 2026 and the Closing Date (the figure resulting from clause (x) minus clause (y), “LivePerson Minimum Cash”), minus (z) the cash and cash equivalents on LivePerson’s balance sheet as of 12:01 a.m. Pacific Time on the Closing Date (net of certain Company transaction expenses) (the foregoing clause (z), the “LivePerson Cash Balance”); provided that, if a negative number results from such calculation, “LivePerson Shortfall Cash” will be $0. Consistent with the Original Merger Agreement, the “SoundHound Closing Stock Price” refers to the price per share of SoundHound Common Stock derived from the average of the daily volume weighted average prices of a share of SoundHound Common Stock on the Nasdaq on each of the ten (10) consecutive trading days ending on (and including) the trading day that is three (3) trading days prior to the Closing Date, rounded down to the nearest penny, as reported by Bloomberg (such price per share, the “Parent Closing VWAP Stock Price”); provided that, in the event such price per share (I) exceeds $12 per share, “SoundHound Closing Stock Price” will be $12 per share or (II) falls below $7 per share, “SoundHound Closing Stock Price” will be $7 per share.

Consistent with the Original Merger Agreement, the Amended and Restated Merger Agreement provides that, at the First Effective Time, (i) each option to purchase shares of LivePerson Common Stock (a “LivePerson Option”) with a per-share exercise price less than the product of the Per Share Merger Consideration multiplied by the SoundHound Closing Stock Price (each, an “In-the-Money Option”) and held by any individual who is not an “employee” of SoundHound within the meaning of Form S-8 as of immediately after the date and time the Second Merger becomes effective (the “Second Effective Time”) will be entitled to receive the Per Share Merger Consideration applicable to the number of shares covered by such LivePerson Option, net of the applicable exercise price and less applicable tax withholdings; (ii) each LivePerson Option that is not an In-the-Money Option will be cancelled for no consideration; (iii) restricted stock units with respect to shares of LivePerson Common Stock (the “LivePerson RSUs”) held by non-employee directors of LivePerson and each LivePerson RSU that has vested but not yet settled will be entitled to receive the Per Share Merger Consideration in respect of each LivePerson RSU, less applicable tax withholdings; (iv) all other In-the-Money Options and LivePerson RSUs will be assumed by SoundHound and converted into corresponding awards denominated in shares of SoundHound Common Stock in accordance with the terms set forth in the Amended and Restated Merger Agreement, which are consistent with the terms of the Original Merger Agreement, and (v) all warrants to purchase shares of LivePerson Common Stock will be cancelled for no consideration. Consistent with the Original Merger Agreement, the Amended and Restated Merger Agreement also provides that in the event the treatment, as set forth in (i)-(iv) above, of any LivePerson Options or LivePerson RSUs held by persons outside of the United States would be administratively burdensome to SoundHound, SoundHound may either cash out such equity awards or convert them into cash-based awards that continue to vest on the same schedule.

Subject to the terms and conditions of the Amended and Restated Merger Agreement, at the Second Effective Time, each TASE Share and issued and outstanding immediately prior to the Second Effective Time (other than any Dissenting Shares (as defined below)) will be automatically converted into the right to receive an amount in cash equal to (a) the Closing TASE Cash Merger Consideration (as defined below), divided by (b) the total number of TASE Shares that are issued and outstanding as of immediately prior to the Second Effective Time (such number of shares, the “Fully Diluted TASE Common Number”, and the result of the calculation set forth in the foregoing clauses (a) and (b), the “Per Share Cash Merger Consideration”).

The aggregate amount of cash consideration payable by SoundHound to holders of TASE Shares (other than Dissenting Shares) in connection with the Second Merger pursuant to the terms of the Amended and Restated Merger Agreement will be an amount in cash equal to (a) the Closing Merger Consideration, multiplied by (b) the Parent Closing VWAP Stock Price, multiplied by (c) a fraction, the numerator of which is the Fully Diluted TASE Common Number, and the denominator of which is the Fully Diluted Common Number (the “Closing TASE Cash Merger Consideration”); provided that, in the event such amount exceeds $7,500,000, “Closing TASE Cash Merger Consideration” will be $7,500,000.

Any TASE Shares that are issued and outstanding immediately prior to the Second Effective Time and held by a holder or beneficial owner who did not vote in favor of the adoption of the Amended and Restated Merger Agreement and properly demanded appraisal of such TASE Shares (“Dissenting Shares”) in accordance with Section 262 of the DGCL will not be converted into the right to receive the Per Share Cash Merger Consideration and will instead, at the Second Effective Time, be converted into the right to receive payment of the fair value of such Dissenting Shares in accordance with the terms of the Amended and Restated Merger Agreement.

It is expected that the Mergers will not qualify as a tax-free reorganization for U.S. federal income tax purposes.

Consistent with the Original Merger Agreement, under the terms of the Amended and Restated Merger Agreement, completion of the Mergers is subject to customary closing conditions, including, among others (a) the adoption of the Amended and Restated Merger Agreement by the stockholders of LivePerson; (b) the absence of any law, order or other legal impediment prohibiting the consummation of the Mergers; (c) the receipt of approvals under certain applicable foreign direct investment laws; (d) the approval for listing the shares of SoundHound Common Stock issuable to the stockholders of LivePerson pursuant to the Amended and Restated Merger Agreement on the Nasdaq; (e) the effectiveness of SoundHound’s registration statement on Form S-4; (f) the accuracy of the parties’ respective representations and warranties in the Amended and Restated Merger Agreement, subject to specified materiality qualifications; (g) the performance or compliance by SoundHound and LivePerson with the covenants in the Amended and Restated Merger Agreement in all material respects; (h) the absence of a material adverse effect on LivePerson (as defined in the Amended and Restated Merger Agreement); and (i) the consummation of the Notes Restructuring Transactions (as in the Amended and Restated Merger Agreement).

Consistent with the Original Merger Agreement, the Amended and Restated Merger Agreement contains customary representations, warranties and covenants made by each of LivePerson, SoundHound, Merger Sub I and Merger Sub II, including, among others, covenants by LivePerson regarding the conduct of its business during the pendency of the transactions contemplated by the Amended and Restated Merger Agreement, public disclosures and other matters. The Company is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Consistent with the Original Merger Agreement, both LivePerson and SoundHound may terminate the Amended and Restated Merger Agreement under specified circumstances, including (a) if the Mergers are not completed by October 21, 2026 (which date may be extended to December 5, 2026 if certain regulatory approvals have not been obtained); (b) if LivePerson fails to obtain stockholder approval; (c) if the board of directors of LivePerson (the “LivePerson Board”) makes an adverse recommendation change with respect to the Mergers or commits a material breach of its non-solicitation obligations; (d) if the LivePerson Board terminates to accept a superior acquisition proposal; or (e) if the Notes Restructuring Transactions are terminated for any reason. Consistent with the Original Merger Agreement, the Amended and Restated Merger Agreement further provides that LivePerson is required to pay SoundHound a termination fee of $5,000,000, plus the SoundHound’s transaction expenses, if the Amended and Restated Merger Agreement is terminated under certain specified circumstances, including if the LivePerson Board changes or withdraws its recommendation of the Mergers, terminates the Amended and Restated Merger Agreement to enter into an agreement with respect to a superior acquisition proposal or if the Notes Restructuring Transactions is terminated for any reason or otherwise fails to consummate by the Outside Date (as defined in the Amended and Restated Merger Agreement), except where such termination or failure to consummate primarily resulted from SoundHound’s material breach of the Notes Restructuring Agreement (as defined in the Amended and Restated Merger Agreement); provided that where a termination fee is payable in connection with the failure to consummate, or termination of, the Notes Restructuring Transactions, the obligation to reimburse SoundHound’s transaction expenses will be capped at $3,750,000.

Consistent with the Original Merger Agreement, the Amended and Restated Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, have been unanimously approved by the LivePerson Board, and the LivePerson Board has resolved to recommend to the stockholders of LivePerson to adopt the Amended and Restated Merger Agreement, subject to its terms and conditions.

The Amended and Restated Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Merger Agreement. The Amended and Restated Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about LivePerson, SoundHound, Merger Sub I, or Merger Sub II. In particular, the assertions embodied in the representations and warranties contained in the Amended and Restated Merger Agreement are qualified by information in a confidential disclosure letter provided by LivePerson to SoundHound in connection with the signing of the Original Merger Agreement and in filings of the parties with the United States Securities and Exchange Commission (the “SEC”). The confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Amended and Restated Merger Agreement. Moreover, the representations and warranties in the Amended and Restated Merger Agreement were used for the purposes of allocating risk between LivePerson and SoundHound rather than establishing matters of fact. Accordingly, the representations and warranties in the Amended and Restated Merger Agreement should not be relied on as characterization of the actual state of facts about LivePerson, SoundHound, Merger Sub I or Merger Sub II.

Statement Regarding Forward-Looking Information

This communication contains statements regarding SoundHound, LivePerson, the proposed transactions described herein and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this communication concerning (i) SoundHound’s or LivePerson’s expected future financial position, results of operations, business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management and (ii) SoundHound’s proposed acquisition of LivePerson, the expected benefits of the proposed acquisition, including with respect to the business outlook or future economic performance, and product or services line growth, the structure of the proposed acquisition, the closing date of the proposed acquisition, and plans following the closing of the proposed acquisition, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which SoundHound and LivePerson are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: (a) the risk that the transactions described herein will not be completed or will not provide the expected benefits; (b) the failure to timely or at all obtain LivePerson stockholder approval for the Mergers; (c) the inability to obtain required regulatory approvals for the Mergers; (d) the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transactions; (e) the risk that a condition to closing of the proposed transactions may not be satisfied on a timely basis or at all; (f) the possible occurrence of an event, change or other circumstance that would give rise to the termination of the Amended and Restated Merger Agreement; (g) the risk of stockholder litigation in connection with the Mergers, including resulting expense or delay in closing of the proposed transactions; (h) the failure of the proposed transactions to close for any other reason; (i) the diversion of the attention of SoundHound and LivePerson management from ongoing business operations; (j) unexpected costs, liabilities, charges or expenses resulting from the proposed transactions; (k) the risk that the integration of SoundHound and LivePerson will be more difficult, time-consuming or expensive than anticipated; (l) the risk of customer loss or other business disruption in connection with the proposed transactions, or of the loss of key employees; (m) the fact that unforeseen liabilities of SoundHound or LivePerson may exist; (n) changes in applicable laws or regulations and extensive and evolving government regulations that impact SoundHound’s or LivePerson’s operations and business; (o) investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings, including with respect to AI technology; (p) risks that SoundHound may not be able to manage strains associated with its growth; (q) dependence on key personnel; (r) stock price volatility; (s) SoundHound’s and LivePerson’s ability to protect their intellectual property and litigation risks; (t) the risk that LivePerson’s usage patterns, customer renewals, customer outcomes and similar metrics differ from expectations; (u) the risk of cybersecurity incidents or breaches impacting LivePerson’s business; (v) the risks related to the use and regulation of artificial intelligence and machine learning; (w) general economic, financial, legal, political and business conditions; and (x) other risks inherent in SoundHound’s and LivePerson’s businesses.

All such factors are difficult to predict, are beyond SoundHound’s and LivePerson’s control, and are subject to additional risks and uncertainties, including those detailed in SoundHound’s annual report on Form 10-K for the year ended December 31, 2025 and those detailed in LivePerson’s annual report on Form 10-K for the year ended December 31, 2025 and LivePerson’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026. These risks, as well as other risks related to the proposed transaction, are included in the Form S-4 and proxy statement/prospectus (each as defined below) that SoundHound filed and LivePerson intends to file with the SEC in connection with the proposed transaction. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither SoundHound nor LivePerson undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication is not intended to be, and shall not constitute, an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, SoundHound has filed with the SEC a registration statement on Form S-4 (the “Form S-4”) that includes a proxy statement of LivePerson and that will also constitute a prospectus of SoundHound with respect to the shares of SoundHound common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be filed with the SEC by, and mailed to shareholders of, LivePerson. Each of SoundHound and LivePerson may also file other relevant documents with the SEC regarding the proposed transaction.

This communication is not a substitute for the Form S-4, the proxy statement/prospectus or any other document that SoundHound or LivePerson may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOUNDHOUND AND LIVEPERSON ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN, AS APPLICABLE, IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available), as well as other filings containing information about SoundHound and LivePerson, free of charge on the SEC’s website at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by SoundHound will be available free of charge on SoundHound’s website at https://investors.soundhound.com/financial-information/sec-filings. Copies of the documents filed with, or furnished to, the SEC by LivePerson will be available free of charge on LivePerson’s website at https://ir.liveperson.com/financial-information/sec-filings. The information included on, or accessible through, SoundHound’s or LivePerson’s website is not incorporated by reference into this communication.

Participants in the Solicitation

SoundHound, LivePerson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of SoundHound, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in SoundHound’s definitive proxy statement for its 2026 annual meeting of stockholders under the heading “Proposal 1 – Election of Directors”, which was filed with the SEC on April 9, 2026 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001840856/000121390026041978/ea0285618-01.htm. Information about the directors and executive officers of LivePerson and their ownership of LivePerson equity interests can be found in the section entitled “Ownership of Securities” included in LivePerson’s definitive proxy statement in connection with its Special Meeting of Stockholders, which was filed with the SEC on September 17, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1102993/000110299325000159/lpsn-20250917.htm; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by LivePerson’s directors and executive officers; and is in other documents filed by LivePerson with the SEC. Additional information regarding the interests of the participants in the solicitation of proxies will be included in the Form S-4, the proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available. You should read the Form S-4 and the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Amended and Restated Merger Agreement, dated as of July 2, 2026, by and among SoundHound AI, Inc., Lightspeed Merger Sub Inc., Lightspeed Merger Sub II Inc., and LivePerson, Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) and (a)(6) of Regulation S-K. LivePerson hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026

LIVEPERSON, INC.
(Registrant)

By:	/s/ John Collins
John Collins
Chief Financial Officer & Chief Operating Officer